INVESTOR MEETING 2013 November 21, Santa Clara, CA If it Computes, it does it BEST with Intel Stacy Smith Executive Vice President Chief Financial Officer Exhibit 99.1

A Japanese lyric verse form having three unrhymed lines of five, seven, and five syllables, traditionally invoking an aspect of nature or the seasons Stacy’s 2014 Guidance Haiku Units Autumn Renew Warmth of Data Fireplace Spring Mobile Motion! Haiku

Key Messages Repositioning the company to sell into broad range of devices If it computes, it does it BEST with Intel The explosion of devices, services and data are driving the growth of our data center business Process technology leadership = Economic benefits (i.e. lower cost, foundry opportunity)

If it Computes, it does it BEST with Intel INTEL ~80% ~350Mu Traditional PC Circa 2010 INTEL ~20% Traditional PC + 2:1+Tablet + Phone + Intelligent Systems 2014+ 3 Billion Units+ Forecast is based on current expectations and is subject to change without notice Source: Intel, IDC

Shifting Investments 2014 Spending Forecast vs. 2012 Tablets > 75% Increase SOC, Android Internet of Things > 20% Increase Intel® Quark, new devices Multi-comms > 15% Increase LTE Technology Development > 10% Increase Extending process technology lead Data Center > 10% Increase Networking, storage, cloud, big data, fabric Software > 5% Increase Security, Cloud Services PC > 5% Decrease Up in 2:1s and compelling UX, down in traditional PC Phones > 20% Decrease Focus on market leaders, converged SOC roadmap Forecast is based on current expectations and is subject to change without notice Source: Intel

Segments of our Business Our Core Financial Advantage Cash and Shareholder Return

Software and Services Group PC Client Group 2013 Rev/OM $32.7B / $11.6B Other Intel Arch. 2013 Rev/OM $4.0B / ($2.5B) Data Center Group 2013 Rev/OM $11.5B / $5.3B 2013 Rev/OM $2.5B / Breakeven *Forecast is based on current expectations and is subject to change without notice Source: Intel All Other 2013 Revenue $1.9B

PC Client Group
2012 vs. 2013 Forecast



$Billion
PCCG Financials
40
30
20
10
0
Revenue
OM $
2012
2013 Forecast

2013 PERFORMANCE

~$32.7B of revenue: Down ~5% YoY

- PC TAM down ~10% YoY, excluding netbooks down ~7%.

~$11.6B of operating margin: ~35% of revenue

- Unit cost down in the performance and mainstream segments
- Increased investment in 2:1s / perceptual computing, overall lower investment

*Forecast is based on current expectations and is subject to change without notice
Source: Intel

PC Unit Trend PC market is stabilizing. We expect units slightly down next year. Forecast is based on current expectations and is subject to change without notice Source: Intel Mu Forecast

*Platform includes both CPU and chipset and excludes Atom Forecast is based on current expectations and is subject to change without notice Source: Intel Platform* ASP 0 2006 2007 2008 2009 2010 2011 2012 2013

$ 0 Source: Intel *Platform includes both CPU and chipset and excludes Atom Platform* Cost 2006 2007 2008 2009 2010 2011 2012 2013 *Platform includes both CPU and chipset and excludes Atom Forecast is based on current expectations and is subject to change without notice Source: Intel

$ 0 Platform* ASP and Cost 2006 2007 2008 2009 2010 2011 2012 2013 *Platform includes both CPU and chipset and excludes Atom Forecast is based on current expectations and is subject to change without notice Source: Intel

Segmented Costs to Compete Across Segments Platform Costs* Performance Mainstream Value * Platform includes both CPU and Chipset components Forecast is based on current expectations and is subject to change without notice Source: Intel Forecast Forecast Forecast

Extending the Cost Curve in Client Lowest PC Client Platform Cost Sources: Intel Forecast is based on current expectations and is subject to change without notice 30% 37% Core Based Celeron Bay Trail Celeron Broxton Celeron Forecast Forecast Forecast

PC Client Group Looking Forward to 2014 Revenue down mid-single digits Operating profit ~flat Sources: Intel Forecast is based on current expectations and is subject to change without notice PC Client Group

Software and Services Group PC Client Group 2013 Rev/OM $32.7B / $11.6B Other Intel Arch. 2013 Rev/OM $4.0B / ($2.5B) Data Center Group 2013 Rev/OM $11.5B / $5.3B 2013 Rev/OM $2.5B / Breakeven *Forecast is based on current expectations and is subject to change without notice Source: Intel All Other 2013 Revenue $1.9B

Other Intel Architecture 2012 vs. 2013 Forecast 2013 Performance ~$4.0B of Revenue: down ~8% YoY Decline in Netbooks and Multi-comms partially offset by growth in Intelligent Systems. ~$2.5B Operating loss: Increased investments $Billion *Forecast is based on current expectations and is subject to change without notice Source: Intel

Other Intel Architecture Tablets Started shipping significant volume in 2H’13 Expect to rapidly grow share in 2014 Increased operating loss on higher NRE and contra revenue Corporate gross margin impact of (1.5pts) in 2014 Forecast Forecast Tablet Volume *Forecast is based on current expectations and is subject to change without notice Source: Intel 4x

Tablet Segmentation 2014 1 Product Serving all Segments Die Size High-end Tablet Integration 2015 Low-end Tablet 3 Products Serving Multiple Segments High-end Tablet *Forecast is based on current expectations and is subject to change without notice Source: Intel Internal Roadmap Bay Trail Broxton SoFIA LTE Sofia 3G

Other Intel Architecture Multi-comms Revenue down in ’13 as the market shifted rapidly to 4G Shipping LTE voice and data now. Advanced LTE in 1H’14. Revenue down slightly in ’14. Steep ramp of LTE in 2H. *Forecast is based on current expectations and is subject to change without notice Source: Intel Forecast

Other Intel Architecture Intelligent Systems Group Business accelerated in 2H’13 as a result of improving macro. Design win momentum continues across all segments. 2013 revenue > $2B. For ’14, expect revenue growth in the mid-teens. Forecast *Forecast is based on current expectations and is subject to change without notice Source: Intel

Intelligent Systems + Wind River = 100% Share of Mars Autonomously Driven Car Market * Image Source: Nasa JPL

Other Intel Arch. Other Intel Architecture Looking forward to 2014 Revenue approximately flat Wider operating loss *Forecast is based on current expectations and is subject to change without notice Source: Intel

Software and Services Group PC Client Group 2013 Rev/OM $32.7B / $11.6B Other Intel Arch. 2013 Rev/OM $4.0B / ($2.5B) Data Center Group 2013 Rev/OM $11.5B / $5.3B 2013 Rev/OM $2.5B / Breakeven *Forecast is based on current expectations and is subject to change without notice Source: Intel All Other 2013 Revenue $1.9B

Data Center Group 2012 vs. 2013 Forecast 2013 Performance ~$11.5B of Revenue: up ~9% YoY Benefitted from both unit growth and a richer mix ~$5.3B of Operating income: 47% of revenue $Billion Forecast *Forecast is based on current expectations and is subject to change without notice Source: Intel

20 Intel® Atom™ Microservers 4 Intel® Xeon® 2 Socket Nodes *Forecast is based on current expectations and is subject to change without notice Other names and brands may be claimed as the property of others. Source: Intel Comparable Revenue and Profit Comparing Intel® Xeon® and Atom™ based Servers At similar performance ~

Data Center Group Data Center Group Looking Forward 2014 Low to mid-teen revenue growth Operating profit grows faster than revenue Longer term growth CAGR of 15% Services and devices driving cloud growth Rapid growth in high performance computing Expanding our footprint in networking, storage, fabric and memory *Forecast is based on current expectations and is subject to change without notice Source: Intel

Software and Services Group PC Client Group 2013 Rev/OM $32.7B / $11.6B Other Intel Arch. 2013 Rev/OM $4.0B / ($2.5B) Data Center Group 2013 Rev/OM $11.5B / $5.3B 2013 Rev/OM $2.5B / Breakeven *Forecast is based on current expectations and is subject to change without notice Source: Intel All Other 2013 Revenue $1.9B

Software and Services Group 2013: ~$2.5B in revenue /~breakeven McAfee: Winning share and performing well in a down PC market. Wind River: Key differentiator to win in IoT. 2014: Expect low double digit revenue growth/move from breakeven to profit *Forecast is based on current expectations and is subject to change without notice Other names and brands may be claimed as the property of others. Source: Intel An Intel Company An Intel Company

Non-Volatile Memory Solutions Group $0 Forecast Forecast *Forecast is based on current expectations and is subject to change without notice Source: Intel

Segments of our Business Our Core Financial Advantage Cash and Shareholder Return

From Last Year An Additional Observation The increase in capital intensity will not result in an increase in our unit costs or lower our gross margin Still True *Forecast is based on current expectations and is subject to change without notice

From Last Year

Density Improvements Offset Wafer Cost Trends X = $/mm2 $/transistor mm2/transistor Normalized Capital Growth ($/WS) Normalized Area/Transistor Growth (mm2)/Tx Count Normalized Cost per Transistor ($/Tx) *Forecast is based on current expectations and is subject to change without notice Source: Intel

Capital Intensity Is Increasing $ 0 Capital Spending per Wafer Start Will be Higher *Forecast is based on current expectations and is subject to change without notice Source: Intel Forecast

So hold on there Tex … While we believe Bill, how can this not result in an increasing cost per unit?

Weighted Average Die Size Platform* mm2 Forecast Forecast is based on current expectations and is subject to change without notice Sources: Intel *Platform includes CPU and chipset

WADS Decline Not Just Mix 29% Drop from ’13 to ‘15 Forecast Forecast *Forecast is based on current expectations and is subject to change without notice Source: Intel

Scaling (Density) Improving 32/28 nm 22/20* nm 14 nm* / 16 FF* 10 nm* Intel TSMC Log Scale Area Scaling ~45% ahead * 35% ahead Sources: TSMC keynote, ARM Tech Con 2012, Oct. 30, 2012. Intel data *Alignment based on internal assessment Forecast is based on current expectations and is subject to change without notice Forecast Forecast

But hold on there Tex … At ~$11B of capex you must be putting in a lot of unit capacity?

2013 Capex Breakout Capacity Development Non-Manufacturing 450mm *Forecast is based on current expectations and is subject to change without notice Source: Intel ~$7B

Depreciation Trends COS Depreciation as a % of Revenues % Forecast COS Depreciation as a % of Total Cost of Sales Forecast % Sources: Intel Forecast is based on current expectations and is subject to change without notice

Not Growing Wafer Capacity Peak Wafer Starts per Week Capex / Peak Wafer Starts per Week ku 0 Forecast $ 0 *Forecast is based on current expectations and is subject to change without notice Source: Intel

Factory Utilization Over Time Forecast *Forecast is based on current expectations and is subject to change without notice Source: Intel

OK Tex, enough beating around the bush … Why won’t you just tell me gross margin?

Gross Margins Forecast *The 2013 forecast is based on Q1-Q3’13 actuals plus the midpoint of the Q4’13 forecast. Forecast range is based on current expectations and is subject to change without notice Source: Intel

Segments of our Business Our Core Financial Advantage Cash and Shareholder Return

Capital Allocation Philosophy Invest in our business Generate returns for shareholders via an increasing dividend Target allocation for the dividend is ~40% of free cash flow Use share purchases as an additional way to return cash to shareholders

Strong Cash Generation $Billion Forecast *Forecast is based on current expectations and is subject to change without notice Source: Intel

Committed to the Dividend Dividend/Share ~4% Dividend Yield Forecast *Forecast is based on current expectations and is subject to change without notice Source: Intel

Returning Cash to Shareholders Cumulative Cash Returned $Billion Dividend Share Repurchase Source: Intel *Forecast based on Q1-Q3 actuals and Q4 dividend consistent with Q3. ~$85B Returned Over the Past Decade* ~4% Dividend Yield Forecast

Putting It All Together Expectations for 2014 Revenue approximately flat GM approximately flat at the middle of our long term range Spending as a % of revenue ~flat* Operating income ~flat Forecast is based on current expectations and is subject to change without notice *Excludes restructuring charges. .

Key Messages Repositioning the company to sell into broad range of devices If it computes, it does it BEST with Intel The explosion of devices, services and data are driving the growth of our data center business Process technology leadership = Economic benefits (i.e. lower cost, foundry opportunity) Expectations for the longer term Client unit and revenue growth Data center business equals robust growth Manufacturing leadership equates to leadership products, lower costs and foundry opportunity Spending as a % of revenue comes down Forecast is based on current expectations and is subject to change without notice.

Q&A

Risk Factors The above statements and any others in this document that refer to plans and expectations for the fourth quarter, the year and the future are forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “should” and their variations identify forward-looking statements. Statements that refer to or are based on projections, uncertain events or assumptions also identify forward-looking statements. Many factors could affect Intel’s actual results, and variances from Intel’s current expectations regarding such factors could cause actual results to differ materially from those expressed in these forward-looking statements. Intel presently considers the following to be the important factors that could cause actual results to differ materially from the company’s expectations. Demand could be different from Intel's expectations due to factors including changes in business and economic conditions; customer acceptance of Intel’s and competitors’ products; supply constraints and other disruptions affecting customers; changes in customer order patterns including order cancellations; and changes in the level of inventory at customers. Uncertainty in global economic and financial conditions poses a risk that consumers and businesses may defer purchases in response to negative financial events, which could negatively affect product demand and other related matters. Intel’s results, including revenue, gross margin, expenses and interest and other, would likely be adversely affected in the event of widespread financial and business disruption on account of a default by the U.S. on U.S. government obligations and/or a prolonged failure to maintain significant U.S. government operations. Intel operates in intensely competitive industries that are characterized by a high percentage of costs that are fixed or difficult to reduce in the short term and product demand that is highly variable and difficult to forecast. Revenue and the gross margin percentage are affected by the timing of Intel product introductions and the demand for and market acceptance of Intel's products; actions taken by Intel's competitors, including product offerings and introductions, marketing programs and pricing pressures and Intel’s response to such actions; and Intel’s ability to respond quickly to technological developments and to incorporate new features into its products. The gross margin percentage could vary significantly from expectations based on capacity utilization; variations in inventory valuation, including variations related to the timing of qualifying products for sale; changes in revenue levels; segment product mix; the timing and execution of the manufacturing ramp and associated costs; start-up costs; excess or obsolete inventory; changes in unit costs; defects or disruptions in the supply of materials or resources; product manufacturing quality/yields; and impairments of long-lived assets, including manufacturing, assembly/test and intangible assets. The tax rate expectation is based on current tax law and current expected income. The tax rate may be affected by the jurisdictions in which profits are determined to be earned and taxed; changes in the estimates of credits, benefits and deductions; the resolution of issues arising from tax audits with various tax authorities, including payment of interest and penalties; and the ability to realize deferred tax assets. Gains or losses from equity securities and interest and other could vary from expectations depending on gains or losses on the sale, exchange, change in the fair value or impairments of debt and equity investments; interest rates; cash balances; and changes in fair value of derivative instruments. Intel's results could be affected by adverse economic, social, political and physical/infrastructure conditions in countries where Intel, its customers or its suppliers operate, including military conflict and other security risks, natural disasters, infrastructure disruptions, health concerns and fluctuations in currency exchange rates. Expenses, particularly certain marketing and compensation expenses, as well as restructuring and asset impairment charges, vary depending on the level of demand for Intel's products and the level of revenue and profits. Intel’s results could be affected by the timing of closing of acquisitions and divestitures. Intel's results could be affected by adverse effects associated with product defects and errata (deviations from published specifications), and by litigation or regulatory matters involving intellectual property, stockholder, consumer, antitrust, disclosure and other issues, such as the litigation and regulatory matters described in Intel's SEC reports. An unfavorable ruling could include monetary damages or an injunction prohibiting Intel from manufacturing or selling one or more products, precluding particular business practices, impacting Intel’s ability to design its products, or requiring other remedies such as compulsory licensing of intellectual property. A detailed discussion of these and other factors that could affect Intel’s results is included in Intel’s SEC filings, including the company’s most recent Form 10-Q, Form 10-K and earnings release.